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                                                                Exhibit 10.17(a)


                               CENTERPOINT BANK
                               141 S. RIVER ROAD
                         BEDFORD, NEW HAMPSHIRE  03110


                                            March 24, 1997

Mr. Joseph B. Reilly
6 Joston Drive
Merrimack, New Hampshire 03054

     RE:  AMENDMENT TO EMPLOYMENT AGREEMENT

Dear Mr. Reilly:

     Reference is made to your employment agreement with Centerpoint Bank dated August 29, 1995 (the "Employment Agreement").

     In consideration of your continued employment by Centerpoint Bank and other good and valuable consideration paid, you agree to amend your Employment Agreement, effective as of March 24, 1997, as follows:

     Section 2 of your Employment Agreement is amended to provide that the Employment Agreement shall have a term of three years, commencing on the Effective Date.

     If you are in agreement with the foregoing amendment , please so indicate by signing and returning to the Company the original of this amendment. The second copy is for your files.

                                            Very truly yours,

                                            CENTERPOINT BANK


                                            By: ______________________________
                                                Philip M. Stone
                                                President


Accepted and Agreed to:


____________________________
Joseph B. Reilly